UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Altria Group, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 14, 2020.

ALTRIA GROUP, INC.

ALTRIA GROUP, INC.
6601 W. BROAD STREET
RICHMOND, VA 23230-1723

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 23, 2020
Date: May 14, 2020	Time: 9:00 a.m., Eastern Time
Virtual Annual Meeting:
Meeting solely via the Internet.Visit:
www.virtualshareholdermeeting.com/ALTRIA2020.

The company will be hosting the meeting solely via the Internet this year. To attend and participate in the meeting, please visit www.virtualshareholdermeeting.com/ALTRIA2020 and enter the 16 digit control number marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1) Proxy Statement         2) Annual Report on Form 10-K for the fiscal year ended December 31, 2019

How to View Online:

Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/ALTRIA2020. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each of the listed nominees:

1.	Election of Directors

	1a.	John T. Casteen III

	1b.	Dinyar S. Devitre

	1c.	Thomas F. Farrell II

	1d.	Debra J. Kelly-Ennis

	1e.	W. Leo Kiely III

	1f.	Kathryn B. McQuade

	1g.	George Muñoz

	1h.	Mark E. Newman

	1i.	Nabil Y. Sakkab

	1j.	Virginia E. Shanks

	1k.	Howard A. Willard III

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of the Selection of Independent Registered Public Accounting Firm

3.	Non-Binding Advisory Vote to Approve the Compensation of Altria’s Named Executive Officers

4.	Approval of the 2020 Performance Incentive Plan

The Board of Directors recommends you vote AGAINST the following proposals:

5.	Shareholder Proposal - Disclosure of Lobbying Policies and Practices

6.	Shareholder Proposal - Report on the Company’s Underage Tobacco Prevention Policies